UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) September 18, 2023
FRESH TRACKS THERAPEUTICS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-21088	93-0948554
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Central Avenue
Suite 100
Boulder, CO 80301
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (720) 505-4755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	FRTX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 18, 2023, in connection with its approval of the proposed liquidation and dissolution of Fresh Tracks Therapeutics, Inc. (the “Company” or “Fresh Tracks”) and the plan of liquidation and dissolution (the “Plan of Dissolution”) described in Item 8.01 below, the Board of Directors (the “Board”) of the Company terminated Andrew D. Sklawer, the Company’s President and Chief Executive Officer, without cause, effective October 2, 2023.
The Company and Mr. Sklawer intend to enter into a separation and release agreement that includes the severance payments to which Mr. Sklawer is entitled pursuant to his current employment agreement. The Company and Mr. Sklawer also intend to enter into a consulting arrangement for Mr. Sklawer to support the Company during the proposed liquidation and dissolution process.
In addition, on September 18, 2023, each of the members of the Board (Reginald L. Hardy, Gary A. Lyons and Vijay B. Samant) informed the Company that he will resign from the Board, effective October 2, 2023. Messrs. Hardy’s, Lyons’ and Samant’s decisions to resign relate to the proposed liquidation and dissolution of the Company and are not the result of any disagreement on any matter relating to the operations, policies or practices of the Company.
Also, on September 18, 2023, the Board appointed Albert N. Marchio, II, the Company’s current Chief Financial Officer, as the Company’s new Chief Executive Officer, Chief Financial Officer, and Secretary, as well as a director and Chairman of the Board, in each case effective October 2, 2023. As such, Mr. Marchio will become the Company’s principal executive officer and will remain the Company’s principal financial officer.
Mr. Marchio was appointed the Company’s Chief Financial Officer effective December 1, 2020. He has been with Danforth Advisors since May 2019, providing financial consulting services on a project/interim basis for public (CytomX Therapeutics, Inc. (Nasdaq: CTMX)) and various private life sciences companies. Previously, Mr. Marchio served in various finance and accounting roles at Edge Therapeutics, Inc. (now known as PDS Biotechnology Corporation), a clinical-stage biopharmaceutical company, including Chief Accounting and Administrative Officer from October 2016 to November 2018, Interim Chief Financial Officer from March 2017 to October 2017, Chief Accounting and Operations Officer from March 2014 to October 2016, and Chief Financial Officer from December 2011 through March 2014.
Mr. Marchio will remain a consultant to the Company and will continue to receive the same compensation as provided in the Consulting Agreement between the Company and Danforth Advisors (Mr. Marchio’s employer), effective December 1, 2020 (the “Consulting Agreement”). The Consulting Agreement provides for compensation for services provided at a rate of $350 per hour, as well as reimbursement of Mr. Marchio’s covered commuting expenses to the Company’s Boulder, Colorado headquarters location and any other such necessary business expenses. The foregoing summary of the Consulting Agreement is qualified in its entirety by reference to the full text of the Consulting Agreement, a copy of which is incorporated herein by reference as Exhibit 10.1.
Mr. Marchio has no family relationship with any director or executive officer of the Company, and has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On September 18, 2023, the Board adopted Amended and Restated Bylaws to decrease the minimum number of directors from three members to one member. The foregoing description of the Company’s Amended and Restated Bylaws is not complete and is subject to and qualified in its entirety by reference to the Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.1 hereto and is incorporated herein by reference.
On September 18, 2023, in accordance with the Company’s Amended and Restated Bylaws, the Board reduced the size of the Board from three members to one member, effective October 2, 2023.
Item 7.01. Regulation FD Disclosure.
On September 19, 2023, the Company issued a press release announcing the proposed liquidation and dissolution of the Company and the Plan of Dissolution described in Item 8.01 below. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.
Item 8.01. Other Events.
On September 18, 2023, the Board unanimously approved the liquidation and dissolution of the Company pursuant to the Plan of Dissolution, subject to the approval of the Company’s shareholders. The Company plans to hold a special meeting of shareholders in the fourth quarter of 2023 to seek approval of the liquidation and dissolution of the Company and the Plan of Dissolution and will file proxy materials relating to the special meeting with the Securities and Exchange Commission (the “SEC”). A copy of the Plan of Dissolution is filed as Exhibit 2.1 hereto and is incorporated herein by reference. The Board reserves the right to abandon the proposed liquidation and dissolution of the Company and the Plan of Dissolution, even if approved by the Company’s shareholders, if the Board, in its discretion, determines that the liquidation and dissolution of the Company or the Plan of Dissolution is no longer in the best interests of the Company and its shareholders.
IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT
In connection with the proposed liquidation and dissolution of the Company and the Plan of Dissolution, the Company intends to file with the SEC a proxy statement and other relevant materials. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS THERETO, ANY OTHER SOLICITING MATERIALS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED LIQUIDATION AND DISSOLUTION OF THE COMPANY, THE PLAN OF DISSOLUTION AND RELATED MATTERS, AND/OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FRESH TRACKS, THE PROPOSED LIQUIDATION AND DISSOLUTION OF THE COMPANY, AND THE PLAN OF DISSOLUTION AND RELATED MATTERS. Shareholders may obtain a free copy of the proxy statement and the other relevant materials (when they become available), and any other documents filed by the Company with the SEC, at the SEC’s website at http://www.sec.gov or on the “Investors” section of Fresh Track’s website at www.frtx.com.
Participants in the Solicitation
Fresh Tracks and its executive officers and directors may be deemed to be participants in the solicitation of proxies from its shareholders with respect to the proposed liquidation and dissolution of the Company, the Plan of Dissolution and related matters, and any other matters to be voted on at the special meeting of shareholders. Information regarding the names, affiliations and direct or indirect interests, by security holdings or otherwise, of such directors and executive officers in the solicitation will be included in the proxy statement (when available). Additional information regarding such directors and executive officers, and other important Company information, are included in Fresh Track’s Annual Report on Form 10-K/A for the year ended December 31, 2022, which was filed with the SEC on May 1, 2023.
Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Fresh Track’s shareholders in connection with the proposed liquidation and dissolution of the Company, the Plan of Dissolution and related matters and any other matters to be voted upon at the special meeting will be set forth in the proxy statement (when available). These documents will be available free of charge as described in the preceding section.
For more information, visit https://www.frtx.com.
Cautionary Note Regarding Forward-Looking Statements
Any statements made in this Current Report on Form 8-K relating to future financial, business, conditions, plans, prospects, impacts, shifts, trends, progress, or strategies and other such matters, including without limitation, the proposed liquidation and dissolution of the Company pursuant to the Plan of Dissolution, the timing of filing of the certificate of dissolution, the timing of holding a special meeting of shareholders to approve the liquidation and dissolution of the Company and the Plan of Dissolution, the amount and timing of liquidating distributions, if any, to the Company’s shareholders, the amount of reserves, and similar statements, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. In addition, when or if used in this Current Report on Form 8-K, the words “may,” “could,” “should,” “might,” “show,” “maximize,” “continue,” “additional,” “announce,” “anticipate,” “reflect,” “believe,” “estimate,” “expect,” “intend,” “plan,” “file,” “make,” “attempt,” “distribute,” “discontinue,” “dissolve,” “wind down,” “predict,” “potential,” “will,”

“evaluate,” “provide,” and similar expressions and their variants, and the negative of these terms, as they relate to Fresh Tracks or any of Fresh Tracks’ partners, or third parties, may identify forward-looking statements. Fresh Tracks cautions that these forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time, often quickly, and in unanticipated ways. Important factors that may cause actual results to differ materially from the results discussed in the forward-looking statements or historical experience include the availability, timing and amount of liquidating distributions being different than expected; the amounts that will need to be set aside as reserves by Fresh Tracks being higher than anticipated; the possible inadequacy of such reserves to satisfy Fresh Tracks’ obligations; potential unknown contingencies or liabilities, and Fresh Tracks’ potential inability to favorably resolve them or at all; the amount of proceeds that might be realized from the sale or other disposition of any of Fresh Tracks’ remaining assets; the application of, and any changes in, applicable tax and other laws, regulations, administrative practices, principles and interpretations; the incurrence by Fresh Tracks of expenses relating to the dissolution being different than estimated; the ability of the Fresh Tracks board of directors to abandon, modify or delay implementation of the liquidation and dissolution of the Company, even after shareholder approval; failure of the Company’s shareholders to approve the proposed Plan of Dissolution; the Company’s ability to settle, make reasonable provision for or otherwise resolve its liabilities and obligations, including the establishment of an adequate contingency reserve; and the uncertain macroeconomic and political environment.
Further information on the factors and risks that could cause actual results to differ from any forward-looking statements are contained in Fresh Tracks’ filings with the SEC, which are available at https://www.sec.gov (or at https://www.frtx.com). Readers are cautioned that these forward-looking statements and other statements contained in this press release regarding matters that are not historical facts are only estimates or predictions and should not place undue reliance upon the forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. Fresh Tracks specifically disclaims any duty or obligation to update forward-looking statements.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

2.1	Plan of Dissolution of Fresh Tracks Therapeutics, Inc.

3.1	Amended and Restated Bylaws, effective as of September 18, 2023

10.1
Consulting Agreement by and between the Company and Danforth Advisors LLC, effective as of December 1, 2020 (incorporated herein by reference to Exhibit 10.2 to Current Report on Form 8-K filed on November 24, 2020)

99.1	Press release issued by Fresh Tracks Therapeutics, Inc. on September 18, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2023	Fresh Tracks Therapeutics, Inc.

	By:	/s/ Andrew D. Sklawer
	Name:	Andrew D. Sklawer
	Title:	President and Chief Executive Officer